UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 20, 2012 (April 13, 2012)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On April 13, 2012, Coronus Energy Corp. (“Coronus”), our wholly-owned subsidiary, entered into two System Impact Study Agreements (the “SIS Agreements for Adelanto West 1 and 2”) with Southern California Edison (“SCE”). The SIS Agreements for Adelanto West 1 and 2 relate to Coronus’ application for interconnection service and the CREST tariff for two 1.5 MW solar photovoltaic power systems (the “Adelanto West 1 and 2 Projects”) on the 40 acre parcel of vacant land, situated in the City of Adelanto, California, Coronus agreed to acquire on September 23, 2011, as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, February 8, March 20, and April 13, 2012.

The SIS Agreements for Adelanto West 1 and 2 set forth the terms and conditions for SCE to perform a system impact study to determine the impacts that would result from interconnecting the Adelanto West 1 and 2 Projects and the adequacy of SCE’s electrical system to accommodate the Adelanto West 1 and 2 Projects. In addition, SCE shall make a preliminary determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the Adelanto West 1 and 2 Projects. The estimated cost of the Adelanto West 1 and 2 Projects is $10,000 per SIS Agreement. SCE anticipates completing the studies within 120 business days. On entering into the SIS Agreements for Adelanto West 1 and 2, Coronus paid SCE $20,000 in deposits.

ITEM 1.02        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in our Form 10-Q filed with the SEC on February 15, 2012, as a consequence of shareholder loans, we were indebted to our principal executive officer, who serves also as a director, in the amount of $228,822, inclusive of interest, through December 31, 2011. Effective April 1, 2010, the aggregate loan accrued interest at the annual rate of 4%. At December 31, 2011, the Company had accrued interest payable of $15,415 on the shareholder loan. In addition to the above, at December 31, 2011, included in accounts payable, $1,169 was owed to our principal executive officer for out-of-pocket expenses. This amount did not accrue interest and is not reflected in the shareholder loans described above. Subsequent to December 31, 2011, our principal executive officer lent the Company an additional CAD $1,000 on January 11, 2012, and an additional CAD $7,500 on March 2, 2012. Additionally, our principal executive officer incurred a further out-of-pocket expense of CAD $102.84 on April 13, 2012. On February 23 and March 30, 2012, we repaid our principal executive officer CAD $12,000 and CAD $4,000, respectively. On April 18, 2012, we repaid, in full, the shareholder loan, as at April 18, 2012, and interest outstanding, as at April 18, 2012. Additionally, we repaid, in full, the out-of-pocket expenses outstanding, as at April 18, 2012. As a result, on April 18, 2012, we repaid our principal executive officer CAD $237,779.56 and USD $7,020.95.

On April 19, 2012, Coronus completed the Vacant Land Purchase Agreement (the “Adelanto West Agreement”), which Coronus entered into on September 23, 2011, as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, February 8, March 20, and April 13, 2012. Under the Adelanto West Agreement, Coronus acquired a 40 acre parcel of vacant land, situated in the City of Adelanto, California, from Zacarias and Elisa Ramirez. The purchase price Coronus paid was $400,000. Coronus deposited $165,000, with Zacarias and Elisa Ramirez agreeing to carry back the balance amount of $235,000 for three years at 6.5% per annum interest, with monthly payments of interest only. Coronus agreed to pay out the balance of $235,000 before commencing with any alterations, improvements, building or construction on the land.

As reported in our Form 8-K filed with the SEC on February 8, 2012, on February 2, 2012, we conducted a non-brokered private placement, issuing a senior secured, convertible promissory note (the “Adair Note”) and transferrable warrant (the “Adair Warrant”) to Russell Adair, for proceeds of CAD $50,000. The Adair Note matured on February 2, 2013 and bore interest at an annual rate of 12%, payable in cash at maturity, prepayment or conversion. At or before maturity, the Adair Note and any accrued interest were convertible at the holder’s option into shares of our common stock, at a price of CAD $0.60 per share. On April 20, 2012, we repaid Mr. Adair, in full, the CAD $50,000 in principal and CAD $1,282.20 in interest owning against the Adair Note. The Adair Warrant entitles the holder thereof to purchase an aggregate of 83,333 shares of our common stock at an exercise price of CAD $0.75 for a period of five years. Mr. Adair continues to hold the Adair Warrant.

As reported in our Form 8-K filed with the SEC on February 27, 2012, on February 23, 2012, we conducted a non-brokered private placement, issuing a senior secured, convertible promissory note (the “Zakaib Note”) and transferrable warrant (the “Zakaib Warrant”) to Frank Zakaib, for proceeds of CAD $50,000. The Zakaib Note matured on February 2, 2013 and bore interest at an annual rate of 12%, payable in cash at maturity, prepayment or conversion. At or before maturity, the Zakaib Note and any accrued interest were convertible at the holder’s option into shares of our common stock, at a price of CAD $0.60 per share. On April 20, 2012, we repaid Mr. Zakaib, in full, the CAD $50,000 in principal and CAD $936.99 in interest owning against the Zakaib Note. The Zakaib Warrant entitles the holder thereof to purchase an aggregate of 83,333 shares of our common stock at an exercise price of CAD $0.75 for a period of five years. Mr. Zakaib continues to hold the Zakaib Warrant.

ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed above under item 1.02, on April 19, 2012, Coronus completed the Adelanto West Agreement, which Coronus entered into on September 23, 2011, as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, February 8, March 20, and April 13, 2012. Under the Adelanto West Agreement, Coronus acquired a 40 acre parcel of vacant land, situated in the City of Adelanto, California, from Zacarias and Elisa Ramirez. The purchase price Coronus paid was $400,000. Coronus deposited $165,000, with Zacarias and Elisa Ramirez agreeing to carry back the balance amount of $235,000 for three years at 6.5% per annum interest, with monthly payments of interest only. Coronus agreed to pay out the balance of $235,000 before commencing with any alterations, improvements, building or construction on the land.

ITEM 2.03        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 19, 2012, Coronus completed the Adelanto West Agreement, which Coronus entered into on September 23, 2011, as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, February 8, March 20, and April 13, 2012. Under the Adelanto West Agreement, Coronus acquired a 40 acre parcel of vacant land, situated in the City of Adelanto, California, from Zacarias and Elisa Ramirez. The purchase price Coronus paid was $400,000. Coronus deposited $165,000, with Zacarias and Elisa Ramirez agreeing to carry back the balance amount of $235,000 for three years at 6.5% per annum interest, with monthly payments of interest only. Coronus agreed to pay out the balance of $235,000 before commencing with any alterations, improvements, building or construction on the land.

ITEM 7.01        REGULATION FD DISCLOSURE.

We announced today Coronus’ entry into the SIS Agreements for Adelanto West 1 and 2, as disclosed above under Item 1.01. We announced also Coronus’ completion of the Vacant Land Purchase Agreement (the Adelanto West Agreement), as disclosed above under items 1.02 and 2.01. Lastly, as disclosed above under Item 1.02, we announced our repayment, in full, of monies owed to our principal executive officer for shareholder loans, interest, and out-of-pocket expenses, and we announced our repayment, in full, of the principal and interest owning against the Adair Note and the Zakaib Note.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of April, 2012.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors